SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 20, 2012

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, TX 75201

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (214) 740-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, the terms “we,” “us,” “our” and the “Company” mean Primoris Services Corporation, a Delaware corporation, and our consolidated subsidiaries, taken together as a whole.

Item 1.01               Entry into a Material Definitive Agreement

Equipment Security Note pursuant to Master Loan and Security Agreement with Banc of America Leasing & Capital, LLC

On June 20, 2012, Stellaris, LLC and James Construction Group, LLC, both wholly owned subsidiaries of the Company (the “Borrowers”), entered into an Equipment Security Note, dated June 20, 2012 (the “Note”) with Banc of America Leasing & Capital, LLC (the “Bank”) for approximately $12.8 million.  The Note was funded on June 26, 2012.  The Note is entered into pursuant to a Master Loan and Security Agreement dated as of June 25, 2010 (filed as an exhibit to our Current Report on Form 8-K, as filed with the SEC on July 1, 2010 and which is incorporated herein by reference).

The Note is secured by certain construction equipment as outlined in Exhibit A of the Note.  The Note is payable in equal monthly installments over a seven year period.  The principal amount of the Note bears interest at 2.44% per annum and may be prepaid, subject to certain prepayment breakage fees during the first three years.  In connection with the transaction, the Borrowers entered into Amendment Number 1 to Master Loan and Security Agreement (the “Amendment”), dated June 20, 2012 with the Bank, whereby certain financial information, as required, will be provided by the Borrowers, any guarantor, ARB, Inc. (a wholly owned subsidiary of the Company) and any of their affiliates.  A copy of the agreements are attached to this Current Report on Form 8-K, with the Note as Exhibit #10.1 and the Amendment as Exhibit #10.2.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits .

Exh. No.	Description

10.1	Equipment Security Note, dated June 20, 2012, by and among Stellaris, LLC, James Construction Group, LLC and Banc of America Leasing & Capital, LLC.

10.2	Amendment Number 1 to Master Loan and Security Agreement, dated June 20, 2012, by and among Stellaris, LLC, James Construction Group, LLC and Banc of America Leasing & Capital, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: June 28, 2012	By:	/s/ Peter J. Moerbeek

		Name:	Peter J. Moerbeek
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exh. No.	Description

10.1	Equipment Security Note, dated June 20, 2012, by and among Stellaris, LLC, James Construction Group, LLC and Banc of America Leasing & Capital, LLC.

10.2	Amendment Number 1 to Master Loan and Security Agreement, dated June 20, 2012, by and among Stellaris, LLC, James Construction Group, LLC and Banc of America Leasing & Capital, LLC.